Alger Capital Appreciation Fund

Summary Prospectus

March 1, 2022	Class	Ticker Symbol
	Z	ACAZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2022, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Capital Appreciation Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Shareholder Fees
(fees paid directly from your investment)
Class Z
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class Z
Advisory Fees*	.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.08%
Total Annual Fund Operating Expenses**	.83%
*
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $2 billion is .81%, for assets between $2 billion and $3 billion is .65%, for assets between $3 billion and $4 billion is .60%, for assets between $4 billion and $5 billion is .55%, and for assets in excess of $5 billion is .45%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2021 was .75%.
**
The Manager has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 29, 2024 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to .85% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class Z	$85	$265	$460	$1,025

Inspired by Change, Driven by Growth.

Alger Capital Appreciation Fund 2/5
Summary Prospectus
March 1, 2022
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.77% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal market circumstances, the Fund invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including the information technology, healthcare, consumer discretionary, and communication services sectors.
The Fund can invest in foreign securities.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
•
Technology Companies Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole.

Alger Capital Appreciation Fund 3/5
Summary Prospectus
March 1, 2022
Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
•
Healthcare Companies Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
•
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
•
Communications Services Sector Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.

Alger Capital Appreciation Fund 4/5
Summary Prospectus
March 1, 2022
Annual Total Return for Class Z Shares as of December 31 (%)

Best Quarter:	Q2 2020	28.30%	Worst Quarter:	Q4 2018	-15.95%
Average Annual Total Return as of December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class Z				12/29/10
Return Before Taxes	17.93%	23.98%	19.02%
Return After Taxes on Distributions	12.31%	20.61%	16.42%
Return After Taxes on Distributions and Sale of Fund Shares	13.76%	18.98%	15.35%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	27.60%	25.32%	19.79%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since February 2021
Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since September 2004
Ankur Crawford, Ph.D. Executive Vice President and Portfolio Manager From June 2015 to February 2021; and From March 2021 to Present

Alger Capital Appreciation Fund 5/5
Summary Prospectus
March 1, 2022
When a Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes is most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines; whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
The Fund’s Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans. The minimum initial investment may also be waived for direct shareholders investing through an intermediary with aggregate assets of $125 million or more invested in the family of funds advised by the Manager and for investment advisory clients of the Manager or its affiliates who hold direct accounts.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary, which may include an investor’s selected broker-dealer, investment adviser, or other financial institution or professional, or directly with the Fund’s transfer agent.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
CapAppZ 3122

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